UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2013
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AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)
 ____________________

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California	95054
(Address of Principal Executive Office)	(Zip Code)
 Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Committee Discretionary Annual Incentive Plan Funding and Performance Criteria
On November 15, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Avaya Holdings Corp. (“Parent”) established the minimum and maximum funding for potential awards under the Executive Committee Discretionary Annual Incentive Plan (“EC DAIP”) for fiscal 2014 of approximately $4.2 million and $12 million, respectively. In addition, the Committee established the individual performance criteria for receiving awards under the EC DAIP for each of the October 1, 2013 to March 31, 2014 and April 1, 2014 to September 30, 2014 performance periods.  At the end of each performance period, with respect to senior officers other than the Chief Executive Officer (“CEO”), the CEO will recommend awards to the Committee for approval based on individual performance as measured by factors including, but not limited to, overall impact, teamwork, attitude and results. Any award for the CEO will be determined by the Committee. The maximum and minimum amounts were determined using proposed target awards that have not been communicated to participants in the plan because the ultimate issuance of awards and their amounts is discretionary. Under the terms of the EC DAIP, the amount awarded by the Committee may be less than (including no award) or greater than an individual’s proposed target award, up to a maximum amount of two times of that proposed target award discussed by the Committee.
Executive Committee Performance Recognition Plan Amendment
On November 15, 2013, the Committee approved an amendment to the Executive Committee Performance Recognition Plan (the “EC LTIP”) to modify the methodology in which awards are made to participants. Previously, an amount would be credited to a participant’s account in a fiscal year based on the achievement by Avaya Inc. (“the “Company”) of financial thresholds and targets based on Adjusted EBITDA (as defined in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012), excluding the impact of payments under the Avaya Inc. Short-Term Incentive Plan or any successor plan (“Pre-STIP Adjusted EBITDA”). For fiscal years 2014 and 2015, the EC LTIP was revised to eliminate the performance threshold and target methodology and instead to base awards on a single Company performance target of Pre-STIP Adjusted EBITDA. Further, under the revised EC LTIP, the Committee has full discretion to credit amounts to a participant’s account if the target is not reached.
For fiscal 2013, because the Company achieved 99% of the previously established threshold of Pre-STIP Adjusted EBITDA, the Committee made discretionary awards under the EC LTIP to certain senior officers. Mr. David Vellequette, the Company’s Senior Vice President and Chief Financial Officer, received a fiscal 2013 EC LTIP award in the amount of $475,000.
The foregoing description of the EC LTIP as amended is qualified in its entirety by reference to the full text thereof, which once finalized, the Company expects to file with the U.S. Securities and Exchange Commission on or prior to December 17, 2013.
Long Term Incentive Grant Strategy and FY14 grants
On November 15, 2013, the Committee approved a long-term incentive grant (“LTI Grant”) comprised of a mix of stock options, restricted stock units (“RSUs”) and cash to senior officers. Mr. Vellequette received the following grant:

	Stock Options		RSUs
LTI Grant Total ($)	($)	(#)	($)	(#)	Cash ($)
$2,250,000	$450,000	360,000	$675,000	300,000	$1,125,000

Stock options and RSUs under the LTI Grant vest 1/3 on the first anniversary of the date of grant and 1/8 on each quarterly anniversary of the date of grant thereafter. The cash portion of the LTI Grant will vest 1/3 on each anniversary of the date of grant. The number of stock options and RSUs awarded is based upon the fair market value of a share of Parent’s common stock, which was $2.25 on the date of grant.

In addition, if at the end of each year during the vesting period it is determined that a Pre-STIP Adjusted EBITDA target is achieved by the Company, then a multiplier of 1.5 times will be applied to the value of the RSU and cash portions of the award. If the multiplier applies, the additional RSUs and cash that will be granted on that date of determination will be 100% vested at the time of grant and, in the case of RSUs, will be delivered in shares using the fair market value of a share of Parent’s common stock on the date of grant. By way of example, for Mr. Vellequette if the Pre-STIP Adjusted EBITDA target is achieved triggering the 1.5 times multiplier, then the value of additional RSUs and cash he would receive on the date of determination would be $337,500 (or 50% of $675,000) and $562,500 (or 50% of $1,125,000), respectively.

Perquisites

On November 15, 2013, the Committee approved annual allowances to each of the senior officers of the Company, payable on December 31st of each year, to be used for tax preparation and financial planning services. The CEO will receive a $20,000 annual allowance and each senior officer other than the CEO will receive a $15,000 annual allowance.

Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: November 21, 2013	By:	/s/ Pamela F. Craven
	Name:	Pamela F. Craven
	Title:	Chief Administrative Officer